SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C. 20549



                                 Form 8-K



                              CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    THE SECURITIES EXCHANGE ACT OF 1934


                      Date of Report:  May 30, 1996





                          BLACK HILLS CORPORATION



State of South Dakota       File Number 1-7978       IRS Number 46-0111677





                               625 Ninth Street
                        Rapid City, South Dakota  57709



                 Registrant's telephone number (605) 348-1700
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Item 5.     OTHER EVENTS

            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            (a)  The Annual Meeting of Shareholders was held on May 21,
                 1996.

            (b) The following Directors were elected to serve until the Annual Meeting of Shareholders in 1999.

                           Glenn C. Barber
                           Bruce B. Brundage
                           Kay S. Jorgensen

                 Other Directors whose term of office continues are:

                           Dale E. Clement
                           Kirk E. Dean
                           Michael B. Enzi
                           John R. Howard
                           Everett E. Hoyt
                           Daniel P. Landguth

            (c)  Matters Voted Upon at the Meeting

                 1. Elected three Class I Directors to serve until the Annual Meeting of Shareholders in 1999.

                     Glenn C. Barber
                          Votes For                      12,000,143
                          Votes Withheld                    360,022

                     Bruce B. Brundage
                          Votes For                      11,991,170
                          Votes Withheld                    358,619

                     Kay S. Jorgensen
                          Votes For                      11,966,102
                          Votes Withheld                    387,261

                 2.  Approved the Black Hills Corporation 1996 Stock
                     Option Plan.
                          Votes For                      10,959,554
                          Votes Against                     841,303
                          Abstain                           553,583
                          Broker Non-Votes                      -0-

                 3. Ratified the appointment of Arthur Andersen LLP to serve as independent auditors of the Company for the year 1996.
                          Votes For                      11,980,812
                          Votes Against                      69,350
                          Abstain                           304,278
                          Broker Non-Votes                      -0-

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLACK HILLS CORPORATION



                                        By /s/Dale E. Clement
                                           Dale E. Clement, Senior Vice
                                                President - Finance


Dated:  May 30, 1996